                                                                   EXHIBIT 10.13

                                          CONFIDENTIAL TREATMENT HAS BEEN SOUGHT
                                        FOR PORTIONS OF THIS EXHIBIT PURSUANT TO
                                          RULE 406 UNDER THE SECURITIES EXCHANGE
                                                         ACT OF 1933, AS AMENDED



                           MASTER SERVICES AGREEMENT


                         Dated as of November 23, 1998

                                    Between

                              MULTEX SYSTEMS, INC.

                                      and

                           DAIN RAUSCHER INCORPORATED



EXHIBITS

  A    Third Party Software; Third Party License Requirements
        for End Users                                                    page 9

SCHEDULES (check all that apply)

  x    Electronic Contribution and Distribution Schedule of
 ___    Services (Broker Dealer)                                         page 10

       Electronic Contribution and Distribution Schedule of
 ___    Services (Data Provider)

  x    Royalty Schedule (Broker Dealer)                                  page 12
 ___

       Royalty Schedule (Data Provider)                                  page 12
 ___

  x    Multex Express Schedule of Services                               page 13
 ___

MASTER SERVICES AGREEMENT ("Agreement'') dated as of November, 23, 1998, DAIN RAUSCHER INCORPORATED with offices at 60 South Sixth St. Minneapolis, MN 55402-4422, (hereinafter referred to as the "Company"), and MULTEX SYSTEMS, INC., a Delaware Corporation with offices at 33 Maiden Lane, New York, NY 10038 (hereinafter referred to as "Multex").

The parties hereby agree as follows:

1.   Definitions.  As used herein, the following terms shall have the meanings
     -----------
set forth below:

(a)  Data Providers shall mean third party research providers who are in the
     --------------
     business of producing or procuring research reports, market data and other financial documents for sale or resale to the financial and corporate markets.

(b)  Documents shall mean any digitized or electronically transmitted document
     ---------
     which is transmitted to Multex by the Company and/or distributed by Multex to the Company and Users as part of the Services. The particular formats, types and contents of the Documents covered by this Agreement shall be as set forth in the Schedules.

(c)  Equipment shall mean the hardware and software (e.g., workstations,
     ---------
     servers, operating software) required in order for the Company to access the Services, as more fully described in the Schedule.

(d)  External Users shall mean persons or entities other than employees of the
     --------------
     Company to whom the Documents are provided by means of the Services.

(e)  Internal Users shall mean the investment professionals and other employees
     --------------
     of the Company to whom the Documents are provided by means of the Services.

(f)  Multex Software shall mean Multex's proprietary software which is used to
     ---------------
     receive and distribute Documents and otherwise to provide the Software, and which includes certain software licensed from third parties (the "Third Party Software"). The Multex Software and the Third Party Software are sometimes hereinafter referred to as the "Software".

(g)  Schedule or Schedules shall mean one or more Schedules attached to this
     ---------------------
     Agreement and made a part hereof which set forth the Services to be provided by Multex to the Company, and any of the terms and conditions related to such Services

(h)  Services shall have the meaning ascribed thereto in Section 2(a) below.
     --------

(i)  Users shall mean either the Internal Users or External Users.
     -----

2.  Scope of Services; Company Obligations; Equipment.
    -------------------------------------------------

(a) Multex agrees to provide to the Company and the Company agrees to receive from Multex in accordance with the terms and conditions of this Agreement and the Schedules hereto ( the document distribution and related services described in the Schedule(s) entered into by the parties and attached hereto and made a part hereof; and (ii) the licenses granted herein or in the Schedules (collectively the "Services"). The Services are subject to the Company performing its obligations as set forth herein and in the Schedules.

(b) Multex grants to the Company a non-exclusive, non-transferable license to use the Multex Software. Company agrees to abide by the Third Party License Requirements for End Users relating to the Third Part Software, as set forth in Exhibit A attached hereto and incorporated herein.

(c) The Company agrees to provide to Multex and grants to Multex the non-exclusive right to obtain from the Company the Documents described in the Schedules in accordance with the terms set forth herein and in the Schedules, including any terms relating to the timeliness of the Company's delivery of the Documents to Multex.
(d) The Company agrees to install the recommended Equipment configuration described in the Schedule.

(e) Multex shall provide to the Company free of charge, maintenance updates and revisions ("Updates") to Multex Software as commercially released by Multex. Any enhancements, modifications, software development, operation and technical support, customization or integration not included in the Services or the Updates, or which are made specifically for or at the Request of the Company shall be paid for by Company on a time and material basis. Multex's time and materials rates are from U.S. $150.00 to U.S. $200.00 per hour, per person depending on the skill and level of such person.

3.  Fees; Costs.
    -----------
(a) The Fees for the Services, if any, are set forth in the Schedules. All overdue amounts shall be subject to interest at the rate of 1.5% per month, or the highest amount permitted by law.

(b) The Company shall be solely responsible for the all costs relating to the preparation and development of the Documents, the delivery of the Documents to Multex, and any other costs specified in the Schedules. Such costs include, but are not limited to, costs for telecommunication lines, telephones, modems, computers, magnetic tape, magnetic tape delivery and messenger services.

4.  Term; Termination.

(a) The term of this Agreement shall commence on the date of this Agreement and shall continue until all Schedules have expired, unless this Agreement and the Schedules are sooner terminated as provided herein. The term of each Schedule shall be as set forth therein.

-----------------

(b) Either party, by written notice to the other party, may terminate this Agreement and the Schedules prior to the expiration of the term of this Agreement or the Schedules upon the occurrence of an "Event of Default" by the other party. An "Event of Default" shall mean:

     (i) the failure by a party to perform or observe any material term, covenant, agreement or warranty contained in this Agreement ("Material Default"), which is not cured within 30 days after written notice thereof; provided, that if the Material Default cannot reasonably be cured within 30 days and the defaulting party has commenced performance during such thirty
     (30) day period and diligently pursues curing such default, the time for curing such default shall be extended for such period as may be necessary to cure the default;

     (ii) either party ceasing to do business or the filing of a petition in bankruptcy (voluntary or involuntary) with respect to a party, which in the case of an involuntary petition, is not vacated within 60 days, or

     (iii) the failure by the Company to pay any amount due hereunder, which is not cured within 30 days after written notice thereof.

(c) In addition to Multex's right to terminate this Agreement and the Schedules as provided in subsection (b) above, if an Event of Default by the Company occurs, then Multex may at its option, (i) declare all amounts due and to become due under this Agreement to be immediately due and payable, (ii) whether or not this Agreement is terminated, take immediate possession of any or all of the items of Equipment owned by Multex not fully paid for, wherever situated and for such purpose enter upon any premises without liability for so doing, (iii) without prejudice to its right to terminate this Agreement, suspend performance of any of its obligations under this Agreement and the Schedules until such failure is remedied; and/or (iv) sell, dispose of, hold, use or lease any items of Equipment not fully paid for, as Multex, in its sole discretion, may decide. Company agrees to reimburse Multex for any and all expenses Multex may incur, including reasonable attorney fees, in taking any of the foregoing actions.

(d) If the parties have entered into an Electronic Contribution and Distribution Schedule of Services as a part of this Agreement, then the parties acknowledge and agree hat the Research (as such term is defined in such Schedule) is unique to the Company, and that if the Company fails to provide the Research in the manner as described in such Schedule, Multex would suffer irreparable harm for which the remedies at law would be inadequate and/or would suffer damages the amount of which would be difficult or impossible to determine. Accordingly, if the Company fails to contribute the Research in a timely manner, then, in addition to Multex's right to terminate this Agreement and the Schedules as provided in this
     Section 4, Multex shall be entitled to injunctive relief, without posting a bond or other security.

(e) The remedies contained in this Paragraph 4 are cumulative and are in addition to all other rights and remedies available to either party under this Agreement and the Schedules, by operation of law or otherwise.

(f) Promptly after the termination or expiration of this Agreement, the Software (including the magnetic or other physical media on which it was originally or subsequently recorded or fixed) and all related documentation and all Equipment owned by Multex or which has not been paid for by the Company shall be returned by Company to Multex in good condition, reasonable wear and tear excepted. At the direction of Multex, the Software may be completely deleted, erased or otherwise destroyed by Company.

5.  Indemnity.
    ---------
(a) Multex shall indemnify and hold the Company harmless from and against any costs, damages, expenses or liabilities (including reasonable attorney fees) incurred by the Company as a result of any claim or action brought against the Company based upon or arising out of the infringement by the Software as used in accordance with this Agreement of any patent, copyright or proprietary right of any third party, and Multex shall defend or settle, at its sole expense, any claim attributable to such infringement; provided that (i) the Company shall have promptly notified Multex in writing of such claim; (ii) Multex shall have sole control of the defense and settlement of such claim; and (iii) the Company shall cooperate fully with Multex in the defense of such claim. In the event that the Company is enjoined or otherwise prohibited from using the Software, Multex shall, at its option, substitute non-infringing, equally functional Software, procure for the Company the right to continue using the Software, or terminate this Agreement.

(b) The Company shall indemnify and hold Multex harmless from and against any costs, damages, expenses or liabilities (including reasonable attorney fees) incurred by Multex as a result of any claim or action brought against Multex based upon or arising out of (a) the infringement by any of the Documents of any patent, copyright or proprietary right of any third party;
     (b) any libelous or slanderous statements contained in the Documents; or
     (c) a violation of any of the securities laws of the United States (or any other jurisdiction in which the Services are provided) arising out of the Documents or the furnishing thereof to any party, and Company shall defend or settle, at its sole expense, any such claim or action; provided that (i) the Company shall have sole control of the defense and settlement of any action: and (ii) Multex shall cooperate fully with the Company in the defense of such action. In the event Multex is enjoined or otherwise prohibited from using any Document. Company shall, at its sole expense, procure for Multex the right to continue using such Document or substitute a non-infringing or nonviolating version of such Document.

6.  Confidential I information.
    --------------------------

(a) "Confidential Information" shall mean the Multex Software, the Third Party Software, any other software, hardware, systems or data bases used by Multex in the conduct of its business (including the configurations thereof), and any other information concerning Multex or the Company which is marked as confidential or which, under the circumstances, should be treated as confidential.

(b) Each party shall hold the Confidential Information of the other party in trust and confidence and shall not reproduce, disclose to any person, firm or enterprise, or use for its own benefit, any such Confidential Information (except as specifically permitted or contemplated by this Agreement). Each party shall ensure that its employees and agents are aware of this clause, and shall by instruction, agreement or otherwise cause such employees and agents to abide by the terms of this clause.

(c) "Confidential Information" will include any information that (i) is already rightfully known to a party at the time it is obtained from the other party, free from any obligation to keep such information confidential; (ii) is or becomes publicly known through no wrongful act of either party; (iii) is rightfully received from a third party without restriction and without breach of this Agreement; (iv) is independently acquired or developed by a party without breach of any obligation hereunder; (v) is required to be disclosed pursuant to law, governmental regulation, or court order; or (vi) is in the public domain.

7.  Limitation of Liability.
    -----------------------
(a) MULTEX WILL MAKE EVERY REASONABLE EFFORT TO PROVIDE THE SERVICES TO THE COMPANY, IT BEING ACKNOWLEDGED AND AGREED THAT MULTEX CANNOT AND DOES NOT GUARANTEE THE CONTENT, ACCURACY, TIMELINESS OR AVAILABILITY OF THE SERVICES OR THE DOCUMENTS AS DISPLAYED OR PROVIDED THROUGH THE SERVICES. ACCORDINGLY, EXCEPT FOR MULTEX'S FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, THE COMPANY AGREES THAT MULTEX SHALL NOT HAVE ANY LIABILITY OR OBLIGATION TO THE COMPANY OR ANY THIRD PARTY (WHETHER CAUSED DIRECTLY OR INDIRECTLY) RELATING TO OR ARISING OUT OF (i) THE INTERRUPTION, DELAY OR FAILURE IN THE TRANSMISSION, DELIVERY OR DISTRIBUTION OF THE SERVICES OR DOCUMENTS; (ii) THE UNAVAILABILITY OF MULTEX SOFTWARE OR THE SERVICES;
     (iii) THE ACCURACY OF THE DOCUMENTS OR SECURITIES OR COMMODITIES INFORMATION AND PRICES AS DISPLAYED, CARRIED OR FURNISHED BY OR THROUGH THE SERVICES; (iv) ERRORS OR OMISSIONS IN CONNECTING, TRANSMITTING, PROCESSING, DISSEMINATING, DISPLAYING OR DISTRIBUTING THE DOCUMENTS OR THE INFORMATION CONTAINED THEREIN; OR (v) THE DISPLAYING OR FURNISHING OF THE DOCUMENTS, INCLUDING THE INFORMATION CONTAINED THEREIN. MULTEX'S SOLE LIABILITY TO COMPANY FOR ANY CLAIMS, NOTWITHSTANDING THE FORM OF SUCH CLAIMS (E.G., CONTRACT, NEGLIGENCE OR OTHERWISE), ARISING OUT OF ITEMS (i) THROUGH (iv) ABOVE, SHALL BE TO USE REASONABLE EFFORTS TO RESUME THE SERVICES AND/OR TO MAKE THE MULTEX SOFTWARE AVAILABLE TO COMPANY AS PROMPTLY AS REASONABLY PRACTICABLE.

(b) IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY FOR LOST PROFITS, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, OF ANY KIND ARISING OUT OF OR ATTRIBUTABLE TO THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF THE SAME.

(c) The content, accuracy and completeness of the Documents is the sole responsibility of the Company. Multex conducts no review whatsoever and exercised no editorial control over the Documents, and accordingly, Multex shall have no liability whatsoever (whether in contract or tort) for the content, completeness or accuracy of the Documents

     (including, without limitation, any security or commodity price information contained in the Documents.)

(d) Except for Multex's liability under Paragraph 5, Multex's maximum liability hereunder for any other cause, not exculpated hereunder, whether in tort or contract, shall not exceed the lesser of (i) actual damages or (ii) one month's Fees paid by the Company for the Services (or, if no Fees are payable under the Schedule for such Services, US$5,000).

(e) As used in this paragraph, the term "Multex" or Multex Software shall include each third party who provides Multex with any portion of the Services. Such third party shall not have any direct or indirect liability to Company for monetary damage on account of the Services provided or to be provided by Multex hereunder.

(f) The Company shall immediately notify Multex of any suspected inaccuracies in the Documents or the Services.

(g) The parties acknowledge and agree that the limitations of liability set forth in this Section 7 are a condition of this Agreement, and that the Fees reflect the allocations of risk set forth in this Section 7.

8.  Ownership Rights.
    ----------------

(a) The Documents shall remain the sole property of the company and Multex shall not acquire any rights in the Documents, other than the right to distribute the Documents as set forth herein.

(b)  The Software shall remain the sole property of Multex or its licensers.
     The Company may use the Software only in conjunction with the Services.
     The Company may permit the Software to be used or accessed by no more than the number of concurrent users set forth in the Schedule, or as may be agreed to by the Company and Multex. The Company shall not copy, in whole or in part, the Software or related documentation, whether in the form of computer media, printed or in any other form; provided, however, that Company may make one (1) of copy of the Software for back-up purposes only. Any copy of the Software shall contain the copyright and other proprietary notice which appears on and in the Software. Should the Software become inoperable, the Company may use the Software on a backup system for a period not to exceed thirty (30) days. The Company shall notify Multex of any such use within five (5) days. Should there be a requirement to permanently transfer the Software from the licensed configuration to an alternate configuration, the Company shall first obtain the written consent of Multex, which shall not be unreasonably withheld.

(c) The license granted herein is for the limited purposes of enabling the Company to contribute the Documents to Multex and to receive and access the Services. The Company is not authorized or permitted to furnish the Software or the Services to any person or firm for re-use, redistribution or retransmission without the prior written approval of Multex.

(d) THE COMPANY SHALL NOT MAKE ANY ALTERATION, CHANGE OR MODIFICATION TO THE SOFTWARE. COMPANY MAY NOT RECOMPILE, DECOMPILE, DISASSEMBLE, OR
     REVERSE ENGINEER THE SOFTWARE, OR

     OTHERWISE CREATE OR DERIVE SOURCE CODE FROM THE SOFTWARE, OR MAKE OR DISTRIBUTE ANY OTHER FORM OF THE SOFTWARE.

(e) The Company may use the trademarks of Multex or its licensers, if at all, only to identify printed output produced by the Software and only in accordance with accepted trademark practice, including identification of the relevant trademark owner's name. The use of any trademark as authorized herein does not give the Company any rights of ownership or other rights relating to the trademark, and all goodwill resulting from any such use shall inure to the benefit of the relevant trademark owner.

(f) The Company will not export or re-export the Software without the appropriate United States or foreign government licenses, and the consent of Multex.
9.  Warranties.
    ----------

(a) Multex hereby represents and warrants to Company as follows: (i) Multex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full authority to enter into this Agreement; (ii) the Multex Software and the Services do not infringe the proprietary rights of any third party; (iii) Multex has the legal right and authority to license the Multex Software and the Third Party Software to Company; (iv) the medium on which the Software shall be free of defects in materials and workmanship under normal use for a period of thirty (30) days from the date of delivery; and (v) the Multex Software will, under normal use and service, record, store, process and present calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, data integrity and performance, as the Multex Software records stores, processes and presents calendar dates on or before December 31, 1999, will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000, and will be interoperable with other software used by the Company which may deliver records to, or interact with, the Multex Software including but not limited to back-up and archived data.

(b) The Company represents and warrants to Multex that: (i) the Company is the owner of and has the right to provide the Documents to Multex for distribution as provided herein; (ii) the Documents do not contain any libelous or slanderous statements, and do not infringe the proprietary rights of any third party; and (iii) the Company will comply with all laws and regulations applicable to the creation and distribution of the Documents and its use of the Services, including without limitation all securities law of the United States and any other jurisdiction in or into which the Services are to be provided..

10.  Limitation of Warranties.
     ------------------------

     THE COMPANY ACKNOWLEDGES AND AGREES THAT EXCEPT FOR THE WARRANTIES SPECIFIED IN PARAGRAPH 9, MULTEX MAKES NO OTHER WARRANTIES WHATSOEVER, WRITTEN OR ORAL, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY CONCERNING THIS AGREEMENT, THE SERVICES OR EQUIPMENT, THE MULTEX SOFTWARE, THE THIRD PARTY SOFTWARE OR THE DOCUMENTATION. MULTEX DOES NOT

GUARANTEE THE ACCURACY, VALIDITY OR COMPLETENESS OF THE DOCUMENTS AS DlSPLAYED OR PROVIDED THROUGH THE SERVICES. MULTEX AND ITS THIRD PARTY LICENSORS DO NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS THE COMPANY MAY OBTAIN BY THE USE OF THE SOFTWARE OR SERVICES.

11.  Compliance with Law.
     -------------------
(a) The Company shall be responsible (i) for compliance with all laws and governmental regulations affecting its business and (ii) for any use it may make of the Services or the Documents to assist it in complying with such laws and governmental regulations, and Multex shall not have any responsibility relating thereto (including, without limitation, advising the Company of its responsibilities in complying with any laws or governmental regulations affecting the Company's business). The Company shall not use or permit anyone to use the Services, the Software or the Documents for any unlawful purpose.

(b) Multex shall comply with all applicable U.S., state and local laws and regulations in its performance of its obligations hereunder.

(c) If after the date hereof any modifications to the Services shall be legally required, Multex shall, except to the extent such changes may the beyond the capability of Multex to implement, modify the Services appropriately. If providing any of the Services to the Company hereunder violates, or in Multex's opinion is likely to violate, any laws or governmental regulations, Multex may, upon written notice to Company, immediately cease providing the affected Services to the Company.

12.  Advertising.
     -----------

     Neither party shall use the name or marks of the other or its parent company or any subsidiary or affiliated company in any publicity release, advertising, or publicly displayed or distributed materials without securing the prior written consent of the party whose name is to be used, whose consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Multex may disclose the fact of this Agreement as part of an information list of clients and a tombstone representation, both substantially in forms as attached.

13.  Independent Contractors.
     -----------------------

     Multex and the Company are independent contractors. Personnel supplied by Multex hereunder, if any, are not Company's personnel or agents, and Multex assumes full responsibility for their acts. Multex shall be solely responsible for the payment of compensation, benefits, insurance and taxes relating to Multex's employees assigned to perform services hereunder. Notwithstanding the foregoing, Multex (and its employees) shall abide by Company rules and regulation while visiting Company's premises.

14.  General.
     -------
(a) This Agreement shall be binding upon the parties' respective successors and permitted assigns.

(b) The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of New York.

(c) No modification, amendment supplement to or waiver of this Agreement or any Schedule or Exhibit hereunder, or any of their provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties.

(d) A failure or delay of either party to this Agreement to enforce at any time any of the provisions hereof, or to exercise any option which is herein provided, or to require at any time performance of any of the provisions hereto shall in no way be construed to be a waiver of such provisions of this Agreement.

(e) The terms and conditions of any and all Exhibits and Schedule to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

(f) The headings herein are for convenience of reference only and shall not impact the meaning of this Agreement.

(g) The provisions of Sections 5, 6, 7, 8, 9 and 10 shall survive termination or expiration of this Agreement.

(h) Company shall provide Multex with reasonable access to its premises to perform the obligations set forth herein. Multex shall abide by the site regulations and security procedures applicable to each site.

(i) This Agreement constitutes the entire Agreement between the parties concerning and the subject matter hereof and shall supersede all prior agreements or understandings concerning such subject matter.

IN WITNESS WHEREOF, the parties hereto, each acting under due and proper authority, have executed this Agreement as of the date first above written.



MULTEX SYSTEMS INC.
Name:   P. Callaghan                            Name:   Mary Zimmer
        ---------------------------                    -------------------------------
Title:   CFO                                    Title:   Director, DRW Finance & Admin.
        ---------------------------                    -------------------------------
Signature:   /s/ Philip Callaghan               Signature:   /s/ Mary Zimmer
        ---------------------------                    -------------------------------
Date:   11/30/98                                Date:   11/23/98
        ---------------------------                    -------------------------------

                                                Name:   Marcia L. Hanson
                                                       -------------------------------
                                                Title:   Vice President
                                                       -------------------------------
                                                Signature:   /s/ Marcia L. Hanson
                                                       -------------------------------
                                                Date:   11/24/98
                                                       -------------------------------

                                   EXHIBIT A
                              THIRD PARTY SOFTWARE
                 THIRD PARTY LICENSE REQUIREMENTS FOR END USERS



Third Party Software
--------------------

Fulcrum Technologies Search tool (the "Fulcrum Software")

Third Party Software License Requirements for End Users
-------------------------------------------------------

The Company acknowledges and agrees that: (a) title to and ownership of the Fulcrum Software and all rights related thereto, including patent, trademark and copyright related thereto are and shall remain the exclusive property of Fulcrum Technologies, Inc. or its licensees; (b) Customer shall only acquire the right to use the Fulcrum Software in accordance with this Agreement; and (c) Customer shall take all necessary steps to ensure that all intellectual property underlying the binary version of the Fulcrum Software remains confidential.

                    ELECTRONIC CONTRIBUTION AND DISTRIBUTION
                              SCHEDULE OF SERVICES
                                       to
                MASTER SERVICES AGREEMENT DATED November 23,1998

THIS ELECTRONIC CONTRIBUTION AND DISTRIBUTION SCHEDULE OF SERVICES dated November 23, 1998 between Multex Systems, Inc. ("Multex") (the "Company") is a Schedule to and a part of the Master Services Agreement dated November 23, 1998 (the Master Agreement") between Multex and the Company. All terms used herein and not defined shall have the meanings set forth in the Master Agreement. In the event of a conflict or inconsistency between the terms of the Master Agreement and the terms of this Schedule the terms of this Schedule shall control.

Multex and the Company agree as follows:

1.      Services:  The Services to be provided under this Schedule consist of
        --------
the collection and distribution of the Documents identified below to Subscribers, Data Providers and Data Provider Clients, as more particularly described in this Schedule

IT IS SPECIFICALLY UNDERSTOOD THAT THIS SCHEDULE SETS FORTH ALL OF THE SERVICES TO BE PROVIDED BY MULTEX UNDER THIS SCHEDULE, AND THAT NO OTHER SERVICES, SOFTWARE DEVELOPMENT, ENHANCEMENTS, MODIFICATIONS, SUPPORT CUSTOMIZATION OR INTEGRATION ARE INCLUDED IN THE SERVICES COVERED BY THIS SCHEDULE.

2.      Documents:  The Documents covered by this Schedule are as follows:
        ---------

     ____ Research: financial documents, including but not limited to Market
          Data, Earnings Estimates, Morning Meeting Notes and/or Published Research Reports produced by the equity division of Company. Company may at its sole discretion elect not to contribute certain Research Documents to Multex for distribution pursuant to this Schedule ("Excluded Documents"), provided, however, that the Company will not contribute for electronic distribution such Excluded Documents to any other vendor, including without limitation, any other research or document distributor.

    ____  Other Documents (specify:)_____________________________________

3.      Term:  The initial term ("Initial Term) of this Schedule and the
        ----
Services shall commence on the date of this Schedule and continue for a period of three (3) years from the date that the Services are first provided to the Company (the "Commencement Date"). Thereafter, this Schedule shall renew for successive one-year periods, unless terminated by either party by written notice delivered at least 60 days prior to the expiration of the Initial Term or any renewal period.

4.   Fees:  Company shall pay Multex a fee of [****] per annum for the
     ----
services set forth herein which fee shall be paid quarterly in advance. If Company elects the Royalty Schedule and provided said Schedule remains in full force and effect with Company in compliance therewith, this fee shall be reduced to [****] per annum to be paid quarterly in advance. If Company executes the Express Schedule of Services, Multex shall waive the aforesaid fee in its entirety.

5.   Terms and Conditions.
     --------------------
(a) Contribution of Research. The Company agrees to provide and contribute to Multex all of the Company's Research concurrently with the first publication or distribution by the Company of such Research in any medium including its distribution of such Research to its own clients or to any other third party, including another Data Provider (as defined below). The Company grants to Multex the nonexclusive, royalty free worldwide right to receive, obtain, store, market and distribute the Research to (i) any entity, except as provided in Section 3(c), which has subscribed to and is receiving research distribution services from Multex (collectively, the "Subscribers") and/or (ii) Data Providers for the purpose of redistributing the Research to the clients of such Data Providers ("Data Provider Clients")

(b) Distribution of Research. Multex agrees to receive the Research from the Company and to distribute the Research to its Subscribers, the Data Providers and the Data Provider Clients.

(c) Entitlements. The Company may from time to time, but not more often than once in any calendar month, request in writing a list of the current Subscribers and Data Provider Clients and Multex will provide such list within 10 days after its receipt of the Company's written request. The Company may upon at least 7 days prior written notice request that a Subscriber or Data Provider be de-entitled from access to its Research, and may upon at least 30 days prior written notice request that an entity be entitled, either as a Subscriber of Multex or as a Data Provider Client. for purposes of receiving the Company's Research. The Company may not request that a Subscriber be de-entitled unless such Subscriber is also de-entitled from receiving the Research from all other Data Providers or other third party research distribution vendors to which the Company provides its Research. Multex shall use its best efforts to effect such entitlements or de-entitlements within the applicable time frames, provided that Multex shall not be obligated to provide the Services to any entity that refuses to execute, or which is in breach of, a Multex Customer Agreement or similar agreement with a Data Provider.

(d) Other Documents. If Documents other than Research are covered by this Schedule, then the Company will provide for the timely contribution and delivery to Multex of all such Documents, and Multex will receive and distribute such Documents to Subscribers, Data Providers and Data Provider Clients.

----------------------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

MULTEX SYSTEMS INC.

Name:   P. Callaghan                     Name:   Mary Zimmer
       ---------------------------               -------------------------------
Title:   CFO                             Title:   Director, DRW Finance & Admin.
       ---------------------------               -------------------------------
Signature:   /s/ Philip Callaghan        Signature:   /s/ Mary Zimmer
       ---------------------------               -------------------------------
Date:   11/30/98                         Date:   11/23/98
       ---------------------------               -------------------------------

                       ROYALTY SCHEDULE(BROKER DEALER)to
               MASTER SERVICES AGREEMENT DATED November 23, 1998

THIS ROYALTY SCHEDULE dated November 23, 1998 between Multex Systems, Inc. ("Multex") and DAIN RAUSCHER INCORPORATED ("Company") is a Schedule to and a part of the Master Services Agreement dated November 17, 1998 (the "Master Agreement") between Multex and Company. All defined terms used herein and not otherwise defined shall have the meanings set forth in the Master Agreement or in the Electronic Contribution and Distribution Schedule of Services (the Contribution Schedule ) between Company and Multex. In the event of a conflict or inconsistency between the terms of the Master Agreement and the terms of this Schedule, the terms of this Schedule shall control.

Multex and Company hereby agree as follows:

1) Company agrees that commencing 48 hours after the "Morning Notes" and 90 days after the Industry Reports, and 7 days after all other Research was first published or distributed in any medium by the Company (the "Embargo Period"), Multex may market, license and sell the Research ("Embargoed Research") to any third party including, but not limited to, retail customers which would be individual consumers, and the Embargoed Research shall not be subject to the entitlement provisions of Paragraph 3(c) of the Contribution Schedule. The Embargoed Research may be sold alone or aggregated with the research of other research contributors, and may be provided to third parties either directly by Multex or through a Data Provider. Notwithstanding anything herein to the contrary. Company may at its sole discretion elect not to contribute certain Research documents to Multex for distribution by Multex under this Addendum ("Excluded Documents"), provided, however, that the Company will not contribute for electronic distribution such Excluded Documents to any other vendor, including without limitation, any other research or document distributor. The Embargoed Research shall be the same Research contributed by Company under the Electronic Contribution and Distribution Schedule executed contemporaneously herewith excluding industry wide Reports.

2) Multex shall pay to Company the following royalties (the "Royalties"):

   [****] of the Net Fees (as defined below) received by Multex in respect of the sale or usage of the Company's Embargoed Research, whether such Embargoed Research is sold separately by Multex or as part of an aggregated product sold through a Data Provider.

   "Net Fees" shall mean the gross revenues received by Multex for Embargoed Research, less any discounts, allowances adjustments, distribution or pass through fees, taxes or other charges paid or incurred by Multex in connection with the Embargoed Research.

3) To the extent any third party is provided the Embargoed Research without a fee for a period of time (not to exceed 60 days) ("Concession Period") as a concession or promotion, then

  -----------------------
  [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

   Multex shall not be obligated to pay any Royalties during such Concession Period and Royalties shall commence after the Concession Period has terminated.


4) Royalties shall be paid quarterly in arrears, within 45 days after the end of each quarter of each year of the Term (Initial Term plus any renewals of this Schedule). Company shall receive a report with the Royalty payment showing Multex's sales of Company's Embargoed Research and/or bird party usage during the previous quarter.

5) During the Term of this Addendum and for a period of four (4) months thereafter, Multex shall, upon reasonable notice from Company, make available for inspection by Company's independent auditors ("Auditor") at Multex's offices, Multex's bodies and records relating to Royalty payments by Multex to Company, provided however, that Multex shall not be required to submit to such audit more than once in any calendar year. During any such audit, Multex shall dispose the identities of the Clients to the Auditors solely on the condition that the Auditor not disclose such identifies to Company.


MULTEX SYSTEMS INC.

Name:   P. Callaghan                      Name:    Mary Zimmer
       ----------------------------               ----------------------------
Title:   CFO                              Title:    Director DRW Finance
       ----------------------------               ----------------------------
                                                    and Administration
       ----------------------------               ----------------------------
Signature:   /s/ P. Callaghan             Signature:    /s/ Mary Zimmer
       ----------------------------               ----------------------------
Date:   11/30/98                          Date:     11/23/98
       ----------------------------               ----------------------------

                      MULTEX EXPRESS SCHEDULE OF SERVICES
                                       to
               MASTER SERVICES AGREEMENT DATED November 23, 1998

THIS MULTEX EXPRESS SCHEDULE OF SERVICES dated November 23, 1998 between Multex Systems, Inc. ("Multex") and DAIN RAUSCHER INCORPORATED (the "Company") is a Schedule to and a part of the Master Services Agreement dated November 17, 1998 (the "Master Agreement") between Multex and the Company. All terms used herein and not defined shall have the meanings set forth in the Master Agreement. In the event of a conflict or inconsistency between the terms of the Master Agreement and the terms of this Schedule, the terms of this Schedule shall control.

Multex and the Company agree as follows:

1.      Services:  The Services to be provided under this Schedule consist of
        --------
the design and development of a private label Company research and document web site, both Internet and intranet, (the "Company Web Site(s)") and the electronic distribution of the Documents to Users via the Company Web Site, as more particularly described in this Schedule and the Fee Exhibit attached hereto.
The Company Web Site(s) will be co-branded with Multex's logo and will be substantially similar in look, feel, navigation and function to Multex's MultexNET research web site.

IT IS SPECIFICALLY UNDERSTOOD THAT THIS SCHEDULE SETS FORTH ALL OF THE SERVICES TO BE PROVIDED BY MULTEX UNDER THIS SCHEDULE, AND THAT NO OTHER SERVICES, SOFTWARE DEVELOPMENT, ENHANCEMENTS, MODIFICATIONS, SUPPORT CUSTOMIZATION OR INTEGRATION ARE INCLUDED IN THE SERVICES COVERED BY THIS SCHEDULE.

2.      Documents:  The Documents covered by this Schedule are as follows:
        ---------

  ____ Internal Documents: The same Research contributed under the Electronic Contribution and Distribution Schedule executed contemporaneously herewith plus research contributed by Company's Private Client Group.

  ____ Sell Side Research: research reports and other documents received by the Company from "Sell Side" brokers, excluding the research products or other financial documents of Data Providers.

  ____ Third Party Documents: Research reports and other financial documents received by the Company from Data Providers.

  ____ General Business/Marketing Materials: Any business documents such as forms, marketing brochures or broadcast memos subject to Company's sole discretion.

  ____  Other Documents (specify):

3.      Term:  The initial term ("Initial Term") of this Schedule and the
        ----
Services shall commence on the date of this Schedule and continue for a period of three (3) years from the date that the Services are first provided to the Company (the "Commencement Date"). Thereafter this Schedule shall renew for successive one-year periods, unless terminated by either party by written notice delivered at least 60 days prior to the expiration of the Initial Term or any renewal period.

After the first year provided Company is not in default in payment of any Fees and further provided Company pays Multex the discounts as set forth in the Fee Exhibit attached hereto that Company was granted as a consideration of entering into a three (3) year Term. Company may cancel this Schedule on at least thirty
(30) days prior written notice to Multex and neither party shall have any further liability to the other under this Schedule.

4.   Software/Hardware Requirements for the Services.
     -----------------------------------------------

(a) Configuration. In order to access the Services, the Company must have the following minimum configuration:

     Hardware: 1 HP laserjet 4M or better printer or equivalent (for non-
     --------
     postscript printers 8 Meg of memory) is required.

     Software: Netscape Navigator (3.0 or higher) or Microsoft Internet Explorer
     --------
     (3.02 or above) browser; TCP/IP; Windows NT or Windows 95 operating system. For those stations using the Multex Contribution software, the operating system must be Windows NT (4.0 or higher) or Windows 95.

     Optional Equipment/Software: Based on the Company's network design, the
     ---------------------------
     addition of proxy servers could optimize the usage of Company's internal WAN and reduce the traffic across the line between the Company and Multex.

(b)  Costs.  All equipment, software and data communications facilities set
     -----
     forth above shall be provided by the Company at its sole expense. However, in order to ensure compatibility and efficient installation, Multex after receiving the approval of Company to any such expenditure will purchase and supply the equipment and software required for the Services, and will invoice the Company for all costs associated therewith. Company agrees to pay such invoices within 30 days after receipt thereof.

5.   Terms and Conditions.
     --------------------

(a) Rights to Obtain Documents. The Company agrees to provide to Multex and grants to Multex the non-exclusive right to obtain from the Company the Internal Documents and the Sell Side Research. The Company further grants to Multex the right to distribute the Documents to Internal Users and/or External Users, all as more particularly described herein. The distribution of Documents to Internal Users is hereinafter referred to as "Internal Distribution", and the distribution to External Users, if applicable, is hereinafter referred to as "External Distribution".

(b) Timely Contribution The Company will maintain, monitor, and provide for the timely contribution of all Documents contributed by Company to Multex.

(c) Costs. The Company shall be responsible for all costs associated with distribution of the Documents within the Company. In addition, if the Sell Side Research is not as of the date hereof being contributed to Multex for Internal and/or External Distribution, then the Company will be responsible for obtaining permission from and arranging for the contribution of the Sell Side Research to Multex.

(d) Users. The Company will provide to Multex, in writing, the name, address, fax and e-mail address of each User, with instructions regarding which Document groups to entitle for each User. The Company shall designate specific contacts for the purpose of providing entitlement information to Multex. The Company shall be solely responsible for determining which Users are to be entitled for the Services and for individual Documents groups. In consideration of the User ID Administration Fee paid by Company to Multex as set forth in the Fee Exhibit. Multex shall be responsible for the administration of the entitlement system subject to the Company's obligations as heretofore set forth. Multex's responsibilities shall be as followers:

        (i) to issue all User ID's for the Company in accordance with the Company instructions issued by the Company designated persons;

        (ii)  to reset User ID's on request;

        (iii) to generate reports to Company on a quarterly basis to be mutually determined by Company and Multex showing User ID's used as well as by individual broker, by branch, by ticker symbol and by viewing source;

        (iv) to provide training in User ID administration to designated Company trainers.

(e) User Fees. The Company shall be responsible for invoicing and collecting any fee which the Company charges Users for access to the Company Web Site.

(f) User IDs. Multex will create User ID's and associated passwords (collectively, "User IDs") to be issued by the Company to Users. Multex will provide the number of User ID's requested by the Company. If the Services include External Distribution, then External User IDs may not be issued to Internal Users or for Internal Distribution. User ID's will be generated in a customized format as mutually agreed to by Multex and Company at no extra charge. Each User ID shall be in effect for the entire month in which it is issued; there shall be no prorating with regard to User ID's.

(g) Sell Side Research. If the Documents include Sell Side Research, then Multex will as part of the Service distribute the Sell Side Research to Company, subject to the consent and approval of the brokers and any restrictions or limitations imposed by the broker. The Company is responsible for obtaining the approval of each broker for the Company to
     (i) contribute the Sell Side Research to Multex and (ii) permit Multex to distribute the Sell Side Research to Users. Once the approval referred to in subsection (i) has been obtained Multex will cooperate with the Company to set up and install the broker for contribution of its Sell Side research to Multex.

(h) Records/Audit. The Company will keep accurate books and records relating to Users, Passwords and its use of the Services. During the term of this Agreement and for a period of one (1) year thereafter, Company shall, upon reasonable notice from Multex, but not more often than twice in any 12-month period, make the Company's books and records or other materials relating to the number of Passwords issued by the Company available for inspection by Multex. In the event such audit reveals that additional fees are due Multex, Company shall pay such fees within 10 days after notice.

(i) Co-Mingled Research. If the Documents include co-mingled broker or third party research, then the Company may provide access to such co-mingled research only to Internal Users.

6.   Fees; Payments; Taxes.
     ---------------------

(a) Fees. The Fees for the Services are set forth in the Fee Exhibit attached hereto.

(b) Payments. Except for the Fee set forth in 1 of the Fee Exhibit attached, Multex shall invoice the Company for the Fees quarterly in advance and the Company agrees a pay all invoices within 30 days after receipt by the Company.

(c) Taxes. Company shall be responsible for and pay all taxes applicable to the Services.

7.  Service Guaranty.
    -----------------

If Multex fails to provide the Services for more than two (2) consecutive hours during any business day during the hours of 7 a.m. to 7 p.m. then for each hour over said two hours during said day that such failure occurs, Company shall be entitled to a credit against the next Fees due and owing equal to the total monthly Fees multiplied by a fraction, the numerator of which is the number of hours after the initial two hours and the denominator is 264 (Computed on the basis of 22 business days a month with a 12 hour business day from 7 a.m. to 7 p.m.). Company may request a Service up-time report based on Company's or Multex's knowledge of service down time.


MULTEX SYSTEMS INC.

Name:   P. Callaghan                       Name:   Marcia L. Hanson
       ---------------------------                ----------------------------
Title:   CFO                               Title:   Vice President
       ---------------------------                ----------------------------
Signature:   /s/ Philip Callaghan          Signature:   /s/ Marcia L. Hanson
       ---------------------------                ----------------------------
Date:   11/30/98                           Date:   11/24/98
       ---------------------------                ----------------------------

                                  Fee Exhibit


Services                                                                   Cost

1.  Initial site development setup fee (one time charge)                  [****]
    This one time charge to be payable as follows: within 30 days of invoice after commencement of production of the Company Web Site (s), which includes the following:
    (a) development of production website including necessary testing and of Company feedback regarding the design and feel of website to Company's satisfaction
    (b)  creation of Document groups and User groups as required
    (c)  entitlement of User groups to appropriate Document group(s)
    (d) contributing of Company Research documents and other content to Document groups

2.  Unlimited User I.D.'s is subject to B and C below                     [****]

3.  Annual Site License and Support Fee                                   [****]

4.  Annual Web Hosting Fee                                                [****]

5.  User ID Administration Fee                                            [****]

6. Multex waives the Fees as set forth in paragraph 4 of the Electronic Contribution and Distribution Schedule.

Total Fees for first year (excluding [****])                              [****]

Recurring Annual Fees (excluding [****])                                  [****]

[****] on recurring web hosting                                           [****]

[****] on recurring Annual Fees                                           [****]

One Time Fee                                                              [****]

Total Yearly Recurring Fees (including [****])                            [****]


A. The web hosting [****] and [****] as set forth above are granted with the understanding that the Express Schedule shall be in effect for 3 years. If the Express Schedule is terminated


------------------------------------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

   prior to expiration of the Initial Term for any reason other than Multex's default, then Multex shall be entitled to repayment of the total discounts as part of its damages.

B. User ID's are limited to clients and employees of the Company as the Company is currently constituted. In the event of a merger or acquisition in which the client base or employee base of the Company is materially increased, then Multex reserves the right to renegotiate a new annual Fee for 2 above which shall be mutually agreeable to both parties.

C. In the event that the total number of User ID's reach a level where the aggregate use of Multex's system resources results in a measurable decrease in performance which is significant to Multex or the Company, then Company shall be responsible for the purchase of additional hardware, software and/or telecommunications line capacity in order to restore performance of the Services to levels which are mutually satisfactory. Such additional purchases shall be subject to the Company approving the invoices in advance and said invoices shall reflect the actual cost to Multex of the purchases plus a 10% administrative charge.